SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549


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                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


Date of report (Date of earliest event reported)         August 21, 1998
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                         FIRSTCITY FINANCIAL CORPORATION
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             (Exact Name of Registrant as Specified in its Charter)


   Delaware                           1-7614                      76-0243729
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(State or Other               (Commission File Number)          (IRS Employer
Jurisdiction of                                              Identification No.)
 Incorporation)


6400 Imperial Drive, Waco, TX                                         76712
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(Address of Principal Executive Offices)                           (Zip Code)


Registrant's telephone number, including area code          (254) 751-1750
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HOFS02...:\92\54892\0004\1848\FRM8248R.50A
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                    INFORMATION TO BE INCLUDED IN THE REPORT


Item 5.     Other Events

            Press Release of August 21, 1998.


Item 7.     Exhibits


 Exhibit number    Description
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      99.1         Press Release of August 21, 1998










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                                   SIGNATURES


            Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                              FIRSTCITY FINANCIAL CORPORATION

                              By: /s/ Matt A. Landry, Jr.
                                 --------------------------------------------
                              Name: Matt A. Landry, Jr.
                              Title: Executive Vice President and Chief
                                     Administrative Officer



Date:  August 24, 1998






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                                  EXHIBIT INDEX



 Exhibit number    Description
 --------------    -----------

      99.1         Press Release of August 21, 1998















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